EXHIBIT 3.1.3

                        ARTICLES AND AGREEMENT OF MERGER
             OF IN STORE MEDIA SYSTEMS, INC., A COLORADO CORPORATION
               AND CRESCENT GOLD CORPORATION, A NEVADA CORPORATION


     The undersigned officers of In Store Media System, Inc., a Colorado corporation, as the disappearing corporation (the "Disappearing Corporation"), and Crescent Gold Corporation, a Nevada corporation, as the surviving corporation (the "Surviving Corporation"), to a Merger Agreement and Plan of Reorganization submit these Articles and Agreement of Merger pursuant to the provisions of Nevada Revised Statutes 92A.

ARTICLE I.        CONSTITUENT CORPORATIONS

The name and place of organization and governing law of each constituent corporation is:

     A.   In Store Media Systems, Inc., a Colorado corporation
          15423 E. Batavia Drive
          Aurora, Colorado 80011

     B.   Crescent Gold Corporation, a Nevada corporation
          c/o 675 Fairview Drive, Suite 246-264
          Carson City, Nevada 89702

ARTICLE II.       ADOPTION OF THE PLAN AND AGREEMENT OF MERGER

     The respective Boards of Directors of the Surviving Corporation and the Disappearing Corporation have adopted a Merger Agreement and Plan of Reorganization.

ARTICLE III. APPROVAL OF THE PLAN AND AGREEMENT OF MERGER AND REORGANIZATION BY THE STOCKHOLDERS

     The Merger Agreement and Plan of Reorganization was approved by a majority of the stockholders of each class of interest of the Surviving Corporation and the Disappearing Corporation.

ARTICLE IV. AMENDMENTS TO THE ARTICLES OF INCORPORATION OF THE SURVIVING CORPORATION

     Pursuant to the Merger Agreement and Plan of Reorganization, the Articles of Incorporation of the Surviving Corporation will be amended in the Merger, whereby the First Article of the Articles of Incorporation of the Surviving Corporation shall be amended to read as follows:

          "FIRST: The name of the Corporation is In Store Media Systems, Inc."

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ARTICLE V.        PLAN AND AGREEMENT OF MERGER AND REORGANIZATION

     A. The complete executed Merger Agreement and Plan of Reorganization is on file at the Surviving Corporation's registered office or other piece of business.

     B. A copy of the Merger Agreement and Plan of Reorganization shall be furnished, on request and without cost, to any owner of a corporation which is a party to the merger.

ARTICLE VI.       EFFECTIVE DATE OF MERGER

     The Merger of the Disappearing Corporation with and into the Surviving Corporation shall take effect on September 30, 1998, which date is not more than 90 days after the filing of these Articles and Agreement of Merger.

"Disappearing Corporation"               "Surviving Corporation"
In Store Media Systems, Inc.             Crescent Gold Corporation
15423 E. Batavia Drive                   c/o 675 Fairview Drive, Suite 246-264
Aurora, Colorado  80011                  Carson City, Nevada  89702


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We further declare under penalty of perjury under the laws of the State of
California that the matters set forth in this certificate are true and correct of our own knowledge.

DATE: October 6, 1998                       CRESCENT GOLD CORPORATION, a Nevada
                                            corporation


                                            By:  /s/  Adam R. Stull
                                               --------------------------------
                                                      Adam R. Stull, Secretary
                                                      and President


                                            IN STORE MEDIA SYSTEMS, INC., a
                                            Colorado corporation


                                            By:  /s/
                                               --------------------------------
                                                      Donald P. Uhl, Secretary


                                            By:  /s/
                                               --------------------------------
                                                      Everett B. Schulze,
                                                      President


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We further declare under penalty of perjury under the laws of the State of
California that the matters set forth in this certificate are true and correct of our own knowledge.

DATE: October 6, 1998


/s/  Adam R. Stull
-----------------------------
     Adam R. Stull, Secretary


STATE OF CALIFORNIA         )
                            )
COUNTY OF Orange____________)
          ------

     On October 6, 1998, before me, the undersigned, a Notary Public in and for said state, personally appeared Adam R. Stull, the Secretary and President of Crescent Gold Corporation, a Nevada corporation, personally known to me (or provided to me on the basis of satisfactory evidence) to be the persons whose names are subscribed to the within instrument and acknowledged to me that they did execute the same for and on behalf of said Corporation.

                                            WITNESS my hand and official seal.


                                            /s/  Maria Gonzales
                                            -----------------------------------
                                                 Maria Gonzales
                                            Signature


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We further declare under penalty of perjury under the laws of the State of
California that the matters set forth in this certificate are true and correct of our own knowledge.

DATE: 9 29 1998                             CRESCENT GOLD CORPORATION, a Nevada
                                            corporation


                                            By:  /s/
                                               --------------------------------
                                                      Adam R. Stull, Secretary
                                                      and President


                                            IN STORE MEDIA SYSTEMS, INC., a
                                            Colorado corporation


                                            By:  /s/  Donald P. Uhl
                                               --------------------------------
                                                      Donald P. Uhl, Secretary


                                            By:  /s/  Everett E. Schulze
                                                -------------------------------
                                                      Everett B. Schulze,
                                                      President

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We further declare under penalty of perjury under the laws of the State of
California that the matters set forth in this certificate are true and correct of our own knowledge.

DATE: 9-29, 1998
      -----


/s/  Donald P. Uhl
-------------------------------
     Donald P. Uhl, Secretary


STATE OF CALIFORNIA         )
                            )
COUNTY OF  Orange___________)
           ------

     On September 29, 1998, before me, the undersigned, a Notary Public in and for said state, personally appeared Donald P. Uhl, the Secretary of In Store Media Systems, Inc., a Colorado corporation, personally known to me (or provided to me on the basis of satisfactory evidence) to be the persons whose names are subscribed to the within instrument and acknowledged to me that they did execute the same for and on behalf of said Corporation.

                                            WITNESS my hand and official seal.


                                            /s/  Gina M. Leong
                                            -----------------------------------
                                                 Gina M. Leong
                                            Signature


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


We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

DATE: 9 29, 1998


/s/  Everett E. Schulze
----------------------------------
     Everett E. Schulze, President


STATE OF CALIFORNIA         )
                            )
COUNTY OF  Orange___________)
           ------

     On September 29, 1998, before me, the undersigned, a Notary Public in and for said state, personally appeared Everett E. Schulze, the President of In Store Media Systems, Inc., a Colorado corporation, personally known to me (or provided to me on the basis of satisfactory evidence) to be the persons whose names are subscribed to the within instrument and acknowledged to me that they did execute the same for and on behalf of said Corporation.

                                            WITNESS my hand and official seal.


                                            /s/  Gina M. Leong
                                            -----------------------------------
                                                 Gina M. Leong
                                            Signature

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